EXHIBIT 10.1

                    SECOND AMENDMENT TO EMPLOYMENT AGREEMENT

        This amendment effective as of the 1st day of July, 1991, by and between Industrial Holdings, Inc., a Texas corporation, hereinafter called the "Corporation" or "Company" and Robert E.
Cone, hereinafter called the "Employee."

                              W I T N E S S E T H:

        WHEREAS, the Corporation and the Employee entered into an employment agreement effective July 1, 1991 (the "Employment Agreement"); and

        WHEREAS, the Corporation and the Employee desire to amend the Employment Agreement to be effective as of the effective date of the Employment Agreement;

        NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Employment Agreement is hereby amended as follows:

        1.     Paragraph 1 is hereby amended to read in full as follows:

               "1 FOR SERVICES RENDERED BY THE EMPLOYEE AS HEREINBELOW REQUIRED, THE EMPLOYER SHALL PAY THE EMPLOYEE AN ANNUAL BASE SALARY PAYABLE IN 12 EQUAL INSTALLMENTS AS FOLLOWS:

        A)     JUL. 1991 - DEC. 1994 - SEE AMENDMENT ONE
               MAR. - DEC.  1994  BASE SALARY - $150,000
               JAN. - DEC.  1995  BASE SALARY - $160,000
               JAN. - DEC.  1996  BASE SALARY - $175,000
               JAN. - DEC.  1997  BASE SALARY - $185,000
               JAN. - DEC.  1998  BASE SALARY - $200,000

        B)     BONUS NOT TO EXCEED 60% OF BASE SALARY WITH A
               GUARANTEE OF $400 PER ONE (1) CENT IN AUDITED
               AFTER TAX EARNINGS.

        2.     Paragraph 2 is hereby amended to read in full as follows:

               #2 THE TERM OF EMPLOYMENT SHALL BE FOR THE PERIOD BEGINNING ON JULY 1, 1991 THROUGH DECEMBER 31, 1998 AND AUTOMATICALLY EXTENDING FOR 12 MONTHS AT THE END OF EACH CALENDAR YEAR BEGINNING DECEMBER 31, 1994. EACH EXTENDED YEARS BASE PAY SHALL INCREASE 7% FROM THE PREVIOUS YEARS BASE PAY UNLESS SOONER TERMINATED (A) FOR JUST CAUSE AS DEFINED BELOW UPON SEVEN DAYS' NOTICE, (B) BY THE DEATH OF EMPLOYEE OR (C) AS OTHERWISE MUTUALLY AGREED TO BY THE PARTIES IN WRITING.
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                      FOR PURPOSES OF THIS AGREEMENT, "JUST CAUSE" FOR
        TERMINATION BY EMPLOYER SHALL BE STIPULATED TO INCLUDE SOLELY THE FOLLOWING MATTERS:

               (A)    THE FAILURE AND INABILITY FOR ANY
                      REASON, OTHER THAN ILLNESS OR
                      TEMPORARY DISABILITY NOT EXCEEDING
                      90 CONSECUTIVE DAYS, OF EMPLOYEE TO
                      DEVOTE THE LESSER OF (I) 40 HOURS
                      PER WEEK OR (II) SUFFICIENT TIME TO
                      PERFORM THE DUTIES OF ANY CORPORATE
                      OFFICES HELD BY EMPLOYEE; OR

               (B) EMPLOYEE'S CRIMINAL CONVICTION BY ANY STATE OR FEDERAL COURT OF AN ILLEGAL OR CRIMINAL ACT, SAVE AND EXCEPT MINOR TRAFFIC VIOLATIONS OR MINOR MISDEMEANORS.

               IN THE EVENT OF TERMINATION OF EMPLOYEE'S EMPLOYMENT IN ACCORDANCE WITH THIS SECTION PRIOR TO DECEMBER 31, 1996, EMPLOYEE SHALL BE ENTITLED ONLY TO THE COMPENSATION AND ACCRUED BENEFITS, SUCH AS VACATION AND SICK PAY, EARNED BY HIM AS OF THE DATE OF TERMINATION."

        3. Except for this amendment, the Employment Agreement shall remain in full force and effect.

        IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment to the Employment Agreement effective the day and year first written above.

                                            INDUSTRIAL HOLDINGS, INC.

                                            By S/JAMES H. BROCK, JR.
                                              JAMES H. BROCK, JR.
                                              Executive Vice President

                                            EMPLOYEE:

                                             S/ROBERT E. CONE
                                               ROBERT E. CONE